SUPPLEMENT DATED JANUARY 8, 2009
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to an investment option that is currently available under your Contract.

Effective as of the close of business on January 16, 2009, the MFS Government Money Market Fund will no longer be available as an investment option under your Contract. Therefore, as of this date, you will not be permitted to make any payments or transfers into the Fund.

Please retain this supplement with your prospectus for future reference.